                                POWER OF ATTORNEY

          The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 27, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 4, 2000                /s/ RICHARD H. WILLS
                                       ----------------------
                                        Richard H. Wills

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 27, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 3, 2000                /s/ J. J. MEYER
                                       --------------------
                                        Jerome J. Meyer

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 27, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 4, 2000                /s/ PAULINE LO ALKER
                                       ---------------------
                                        Pauline Lo Alker

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 27, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 4, 2000                /s/ A. GARY AMES
                                       -----------------
                                        A. Gary Ames

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 27, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:   August 4, 2000                /s/ GERRY B. CAMERON
                                       ----------------------
                                        Gerry B. Cameron

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 27, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 4, 2000                /s/ D. CAMPBELL
                                       ----------------------
                                        David N. Campbell

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 27, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 1, 2000                /s/ PAUL C. ELY, JR.
                                       --------------------
                                        Paul C. Ely, Jr.

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 27, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 4, 2000                /s/ FRANK C. GILL
                                       ----------------------
                                        Frank C. Gill

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 27, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:   August 4, 2000                /s/ WILLIAM D. WALKER
                                       ----------------------
                                        William D. Walker

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 27, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:   August 7, 2000                /s/ RALPH V. WHITWORTH
                                       ----------------------
                                        Ralph V. Whitworth